Sigma-Aldrich Corporation Q1 2012 Earnings Review & Outlook • Enabling Science to Improve the Quality of Life sigma-aldrich.com Exhibit 99.2

2 2
Cautionary Statements
Our
presentation today may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Such statements involve risk and uncertainty, including financial, business environment and projections, and related to matters that are not historical facts. Such statements are preceded by, followed by or include the words “believes,” “can,” “expects,” “plans,” “anticipates,” “should,” “enhances,” “estimates,” “forecasts,” “will” or similar expressions.
Additionally, this presentation contains forward-looking statements relating to future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including, without limitation, statements with respect to Sigma-Aldrich Corporation’s (the “Company,”
“we,” “us” or “our”) expectations, goals, beliefs, intentions, outlook, plans and the like regarding future sales, earnings, free cash flow, share repurchases, acquisitions and other matters.  These statements are based on assumptions regarding the Company operations, investments and acquisitions and conditions in the market the Company serves. The Company believes these assumptions are reasonable and well founded.  The statements in this presentation are subject to risks and uncertainties, including, among others, certain economic, political and technological factors.  Actual results could differ materially from those stated or implied in this presentation, due to, but not limited to, such factors as (1) global economic conditions, (2) changes in pricing and the competitive environment and the global demand for the Company’s products, (3) fluctuations in foreign currency exchange rates, (4) changes in research funding and the success of research and development activities, (5) failure of planned sales initiatives in our Research and SAFC business units, (6) dependence on uninterrupted manufacturing operations and global supply chain, (7) changes in the regulatory environment in which the Company operates, (8) changes in worldwide tax rates or tax benefits from domestic and international operations, including the matters described in
Note 10 – Income Taxes to the Company’s Consolidated Financial Statements included in Item 8, Part II in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “10-K”), (9) exposure to litigation including product liability claims, (10) the ability to maintain adequate quality standards, (11) reliance on third party package delivery services, (12) an unanticipated increase in interest rates, (13) other changes in the business environment in which the Company operates, (14) the outcome of the outstanding matters described in Note 11 – Contingent Liabilities and Commitments, to the Company’s consolidated financial statements included in Item 8,
Part II in the 10-K and (15) acquisitions or divestitures of businesses.  A further discussion of the Company’s risk factors can be found in
Item 1A of Part I of the 10-K.  The Company does not undertake any obligation to update these forward-looking statements.
• With over 60 percent of sales denominated in currencies other than the U.S. dollar, management uses currency adjusted growth, and believes it is useful to investors, to judge the Company’s local currency performance. Organic sales growth data presented herein excludes currency impacts, and where indicated, acquisition impacts. The Company calculates the impact of changes in foreign currency exchange rates by multiplying current period activity by the difference between current period exchange rates and prior period exchange rates; the result is the defined impact of “changes in foreign currency exchange rates” or “changes in FX.” While we are able to report currency impacts after the fact, we are unable to estimate changes that may occur later in 2012 to applicable exchange rates.  Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
• Management also uses the following non-GAAP measures to judge its performance and ability to pursue opportunities that enhance shareholder value:  adjusted net income and EPS; adjusted operating income margin (reconciled on Slide 14); and free cash flow (provided on Slide 17).  Due to the uncertain timing of future restructuring and other special charges we are unable to include these charges in the
2012 diluted adjusted EPS forecast or provide reconciliation to the corresponding GAAP measures. Management believes this non-GAAP information is useful to investors as well. Reconciliations of GAAP to non-GAAP information are included in the Company’s April 24, 2012 earnings release posted on its website,
www.sigma-aldrich.com,
and in the Appendix – Reconciliation of GAAP to Non-GAAP Financial
Measures beginning on Slide 12.

1st Quarter 2012 Financial Results
($ in millions, except per share amounts)
3
YEAR-OVER-YEAR
Sales of $665 Million Increase 5% Over Last Year
Sales and Operating Income New Quarterly Highs
As
Reported
Q1 2012
As
Reported
Excluding
Special Items
Operating Income $ 172 3% 4%
Net Income $ 117 2% 4%
Diluted EPS $0.96 1% 5%
Free Cash Flow $ 112 16%
Q1 2012
As
Reported
Excluding
Currency and
Acquisition
Impacts
Sales $ 665 5% 3%
YEAR-OVER-YEAR
(1)
(1) See Slide 17 for Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow
(2) Special items include one-time restructuring charges, acquisition related transaction costs and tax benefit item.
(2)

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2012 Sales Growth
RESEARCH
70%
30%
SAFC
4%
1%
3%
Research
SAFC
Total
Company
Organic* Reported
4%
9%
5%
Q1 2012 / Q1 2011
Sales Mix (QTD)
*See Slide 16 for Reconciliation of Reported Sales Growth to Adjusted (Organic) Sales Growth.
2%
9%
4%
Acquisitions
Organic Sales Growth in Line with Expectations

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Q1 2012 Sales Performance Highlight
Innovation
Reported Organic
(1)
•
Analytical, Biology, Materials Science
Sales Growth
(2)
4-8%      3-9%
Geographic Growth
•
North America 5% 1%
•
Europe 1%  2%
•
Asia Pacific/Latin America 13% 9%
•
Focus Markets – India, China, Brazil 21% 13%
eCommerce Sales
•
Increase in sales through channel                               8%
(2)
Varies for individual product lines.
(1)
Adjusted for currency and acquisitions.  See Slides 15 & 16 for Reconciliation of Reported Sales Growth to Adjusted (Organic) Sales
00 Growth.
Initiatives Collectively on Track

6
26.6%

Margin Analysis
Adjusted Operating Margin, Excluding the Impact of Acquisitions, Improved
PERCENTAGE OF SALES
Q1 2012
Adjusted Operating Income Margin – Q1 2011
26.9%
Adjusted Operating Income Before Acquisitions
(1)
(1)
(1) Adjusted Operating Margin excludes one-time acquisition transaction costs and restructuring charges. See Slide 14 for Reconciliation of
00Reported Operating Income Margin to Adjusted Operating Income Margin.
Currency
0.2%
SG&A / R&D
(0.2%)
Acquisitions
(1.0%)
Volume / Price / Mix
0.7%
27.6%
Adjusted Operating Income Margin – Q1 2012

7 7
Free Cash Flow
(in millions)
2012
$ 117
32
(56)
51
144
(32)
$ 112
Net Income
Free Cash Flow
Net Cash Provided by Operating Activities
Less Capital Expenditures
Other
Changes in Performance Working Capital*
Depreciation & Amortization
2011
*Accounts Receivable + Inventory – Accounts Payable
3 Months Ended March 31
Working Capital and Capital Expenditures Increase to Support Sales Growth
and Improve Operational Efficiency
$ 119
26
(45)
51
151
(18)
$ 133

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• Record quarter for sales and earnings
• Acquisition of BioReliance and Research Organics
• New Capacity
First Quarter 2012 Highlights
Q1 Results Meet Expectations; Acquisition and New Capacity to Boost Sales Growth

•
Macro-economic Pressures
•
Industry Consolidation
•
Outsourcing in Pharmaceutical
•
Emerging Market Growth
•
Shift to Biologics
•
Applied Markets Growth
Key Trends Drive Opportunities
Sigma-Aldrich Positioned to Capitalize on These Market Trends

10 10
2012 Guidance
Organic Sales Growth
1st Half
Mid Single-digit
2nd Half Full Year
Low Double-digits Low to Mid Single-digit
Research
SAFC
Mid
Single-digit
Organic Sales Growth and EPS Outlook Reaffirmed
Low to Mid Single-digit
Diluted Adjusted EPS*
Free Cash Flow
$ 3.90  to $ 4.05
Approximately $425M
*Excludes any new restructuring charges, transaction costs associated with acquisitions and other one time charges.

11 11 QUESTIONS? Sigma-Aldrich Corporation Q1 2012 Earnings Review

12 Appendix Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Reported Net Income and Diluted Earnings
Per Share to Adjusted Net Income and Adjusted Diluted
Earnings Per Share (Unaudited)
2012 2011 2012 2011
Reported net income 117 $        119 $          0.96 $       0.97 $
Acquisition transaction costs 4                 -             0.03           -
Restructuring costs -             2                  -             0.01
Tax Benefit -             (5)                -             (0.04)
Adjusted net income 121 $        116 $          0.99 $       0.94 $
Three Months Ended Three Months Ended
March 31, March 31,
Net Income Diluted Earnings
(in millions) Per Share

Reconciliation of Reported Operating Income to Adjusted
Operating Income (Unaudited)
2012 2011
Reported operating income 172 $                167 $
Acquisition transaction costs 5                        -
Restructuring costs -                    3
Adjusted operating income 177 $                170 $
2012 2011
Reported operating income margin 25.9%            26.4%
Acquisition transaction costs 0.7%                -
Restructuring costs -                     0.5%
Adjusted operating income margin 26.6%            26.9%
Three Months Ended
March 31,
Three Months Ended
March 31,

Reconciliation of Reported Sales Growth to Adjusted (Organic)
Sales Growth (Unaudited)
Three Months Ended March 31, 2012
Reported FX Impact Acquisitions Organic
•
Analytical, Biology, Materials Science Sales Growth
Geographic Growth
•
North America
•
Europe
•
Asia Pacific/Latin America
•
Focus Markets – India, China, Brazil
*Varies for individual product areas
4 - 8% * (1) - (2)% * 0 - 2% * 3 - 9% *
5% - % 4% 1%
1% (4)% 3% 2%
13% - % 4% 9%
21% (3)% 11% 13%

Reconciliation of Reported Sales Growth to Adjusted (Organic)
Sales Growth (Unaudited)
Sales Growth by Business Unit
Currency Acquisition Adjusted
Reported Benefit Benefit (Organic)
     Research Chemicals 4%           (2%)            2%             4%
     SAFC 9%           (1%)            9%             1%
   Total Customer Sales 5%           (2%)            4%             3%
Three Months
Ended March 31, 2012

Reconciliation of Net Cash Provided by Operating Activities to
Free Cash Flow (Unaudited)
In millions
2012 2011
Net cash provided by operating activities 144 $             151 $
Less: Capital expenditures (32)                   (18)
Free cash flow 112 $             133 $
March 31,
Three Months Ended